CHASE FUNDING

             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2

                           $460,000,000 (APPROXIMATE)

                               Subject to Revision

       June 21, 2000 - Addendum to June 14, 2000 Computational Materials

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by CSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither CSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN CSI). CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                             CLASS IIA-1 CASHFLOWS*

                                                         PRINCIPAL
       TOTALS:                                      100,000,000.00

        PERIOD        DATE              BALANCE          PRINCIPAL
        ------        ----              -------          ---------
             0                   100,000,000.00               0.00
             1     7/25/00        96,941,446.94       3,058,553.06
             2     8/25/00        93,962,922.26       2,978,524.68
             3     9/25/00        91,062,339.31       2,900,582.95
             4    10/25/00        88,002,627.38       3,059,711.93
             5    11/25/00        85,042,335.84       2,960,291.53
             6    12/25/00        82,138,705.51       2,903,630.34
             7     1/25/01        79,329,286.47       2,809,419.04
             8     2/25/01        76,592,412.11       2,736,874.36
             9     3/25/01        73,871,559.60       2,720,852.51
            10     4/25/01        71,269,951.60       2,601,608.00
            11     5/25/01        68,718,220.22       2,551,731.38
            12     6/25/01        66,248,873.42       2,469,346.81
            13     7/25/01        63,887,915.42       2,360,958.00
            14     8/25/01        61,721,865.41       2,166,050.01
            15     9/25/01        59,612,556.61       2,109,308.80
            16    10/25/01        57,558,510.16       2,054,046.45
            17    11/25/01        55,558,282.20       2,000,227.96
            18    12/25/01        53,610,468.20       1,947,814.00
            19     1/25/02        51,713,700.21       1,896,767.99
            20     2/25/02        49,866,645.87       1,847,054.34
            21     3/25/02        48,068,007.50       1,798,638.37
            22     4/25/02        46,316,521.22       1,751,486.28
            23     5/25/02        44,610,956.03       1,705,565.19
            24     6/25/02        42,957,557.92       1,653,398.11
            25     7/25/02        41,347,367.49       1,610,190.43
            26     8/25/02        39,779,259.46       1,568,108.03
            27     9/25/02        38,252,137.80       1,527,121.66
            28    10/25/02        36,764,934.95       1,487,202.85
            29    11/25/02        35,316,611.12       1,448,323.83
            30    12/25/02        33,906,153.52       1,410,457.60
            31     1/25/03        32,532,575.69       1,373,577.83
            32     2/25/03        31,194,916.82       1,337,658.87
            33     3/25/03        29,892,241.06       1,302,675.76
            34     4/25/03        28,623,636.91       1,268,604.16
            35     5/25/03        27,388,216.52       1,235,420.38
            36     6/25/03        26,188,380.27       1,199,836.26
            37     7/25/03        26,188,380.27               0.00
            38     8/25/03        26,188,380.27               0.00

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[GRAPHIC OMITTED]

        PERIOD        DATE              BALANCE          PRINCIPAL

            39     9/25/03        26,188,380.27               0.00
            40    10/25/03        26,188,380.27               0.00
            41    11/25/03        26,188,380.27               0.00
            42    12/25/03        25,984,322.89         204,057.37
            43     1/25/04        25,301,402.70         682,920.20
            44     2/25/04        24,636,322.84         665,079.86
            45     3/25/04        23,988,618.95         647,703.89
            46     4/25/04        23,357,838.71         630,780.24
            47     5/25/04        22,743,541.55         614,297.15
            48     6/25/04        22,145,298.37         598,243.19
            49     7/25/04        21,562,691.18         582,607.19
            50     8/25/04        20,995,312.86         567,378.32
            51     9/25/04        20,442,766.87         552,545.99
            52    10/25/04        19,904,666.98         538,099.89
            53    11/25/04        19,380,636.98         524,030.00
            54    12/25/04        18,870,310.43         510,326.54
            55     1/25/05        18,373,330.44         496,980.00
            56     2/25/05        17,889,349.35         483,981.09
            57     3/25/05        17,418,028.57         471,320.78
            58     4/25/05        16,959,038.28         458,990.28
            59     5/25/05        16,512,057.26         446,981.02
            60     6/25/05        16,076,916.17         435,141.09
            61     7/25/05        15,653,159.87         423,756.30
            62     8/25/05        15,240,491.77         412,668.11
            63     9/25/05        14,838,622.96         401,868.80
            64    10/25/05        14,447,272.09         391,350.88
            65    11/25/05        14,066,165.06         381,107.02
            66    12/25/05        13,695,034.95         371,130.11
            67     1/25/06        13,333,621.74         361,413.21
            68     2/25/06        12,981,672.17         351,949.56
            69     3/25/06        12,638,939.59         342,732.58
            70     4/25/06        12,305,183.74         333,755.85
            71     5/25/06        11,980,170.60         325,013.14
            72     6/25/06        11,663,672.26         316,498.35
            73     7/25/06        11,355,466.69         308,205.56
            74     8/25/06        11,055,337.69         300,129.01
            75     9/25/06        10,763,074.63         292,263.06
            76    10/25/06        10,478,472.38         284,602.25
            77    11/25/06        10,201,331.15         277,141.23
            78    12/25/06         9,931,456.33         269,874.82
            79     1/25/07         9,668,658.37         262,797.95
            80     2/25/07         9,412,752.67         255,905.70
            81     3/25/07         9,163,559.41         249,193.26
            82     4/25/07         8,920,903.45         242,655.96
            83     5/25/07         8,684,614.22         236,289.24


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[GRAPHIC OMITTED]

        PERIOD        DATE              BALANCE          PRINCIPAL

            84     6/25/07         8,454,525.56         230,088.66
            85     7/25/07         8,230,475.65         224,049.91
            86     8/25/07         8,012,306.89         218,168.76
            87     9/25/07                 0.00       8,012,306.89
            88    10/25/07                 0.00               0.00
            89    11/25/07                 0.00               0.00
            90    12/25/07                 0.00               0.00


* Run at 27% CPR. The assumptions used here are the same assumptions listed in the computational materials dated June 14, 2000.




















THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. If YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[GRAPHIC OMITTED]